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                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

The following lists all Infinium Software, Inc. subsidiaries:

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    Name of Subsidiary                       State of Organization          Principal Business Address
    ------------------                       ---------------------          --------------------------

INFINIUM SOFTWARE EUROPE, INC.            Massachusetts, United States       25 Communications Way
                                                                             Post Office Drawer 6000
                                                                             Hyannis, MA 02601

INFINIUM CORP.                            Massachusetts, United States       25 Communications Way
                                                                             Post Office Drawer 6000
                                                                             Hyannis, MA 02601

INFINIUM SOFTWARE ASIA/PACIFIC, INC.      Massachusetts, United States       25 Communications Way
                                                                             Post Office Drawer 6000
                                                                             Hyannis, MA 02601

CORT DIRECTIONS, INC.                     Oregon, United States              Cort Payroll Unit
                                                                             94 SE Wilson Avenue
                                                                             Bend, OR 97702

INFINIUM SOFTWARE LIMITED                 Buckinghamshire, United Kingdom    Crosby House
                                                                             Unit A Meadowbank
                                                                             74 Furlong Road
                                                                             Bourne End
                                                                             Buckinghamshire SL8 5AJ
                                                                             United Kingdom

INFINIUM HOLDINGS LIMITED                 Buckinghamshire, United Kingdom    Crosby House
                                                                             Unit A Meadowbank
                                                                             74 Furlong Road
                                                                             Bourne End
                                                                             Buckinghamshire SL8 5AJ
                                                                             United Kingdom

INFINIUM OPEN SYSTEMS LIMITED             Kent, United Kingdom               Montague Place, Quayside
                                                                             Chatham Maritime
                                                                             Kent, ME4 4QU
                                                                             United Kingdom

INFINIUM SOFTWARE PROPRIETARY             Johannesburg, South Africa         Post Office Box 2880
       LIMITED                                                               Rivonia-2128
                                                                             Johannesburg
                                                                             Republic of South Africa

INFINIUM INTERNATIONAL, INC.              United States Virgin Islands       11A/11B Curacao Gade
                                                                             St. Thomas
                                                                             United States Virgin Islands
                                                                             00804

DOMAIN SOFTWARE, B.V.(1)                  Amsterdam                          NL 1067 AZ
                                          (corporate seat)                   Amsterdam
                                                                             The Netherlands


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(1) Inactive and in the process of being dissolved.